Exhibit 10.2(c)

AMENDMENT NO. 7 TO

SECURITIES PURCHASE AGREEMENT

Dated as of May 19, 2004

Reference is hereby made to the Securities Purchase Agreement, dated as of July 17, 2000, by and among MetroPCS, Inc., a Delaware corporation (“MetroPCS”), the subsidiaries of MetroPCS listed on Schedule 2 thereto (collectively, the “Subsidiaries”) and each of the Purchaser listed on Schedule 1 thereto (collectively, together with their successors and assigns, the “Purchasers”), as amended by Amendment No. 1 thereto dated as of November 13, 2000, as further amended by Amendment No. 2 thereto dated as of December 12, 2000, as further amended by Amendment No. 3 thereto dated as of December 19, 2000, as further amended by Amendment No. 4 thereto dated as of January 4, 2001, as further amended by Amendment No. 5 thereto dated as of January 9, 2001, as further amended by Amendment No. 6 thereto dated as of November 3, 2003. Such Securities Purchase Agreement, as so amended, is referenced herein as the “Agreement”.

This Amendment No. 7 to the Agreement dated as of the date first set forth above (this “Amendment No. 7”) among MetroPCS, the Subsidiaries and each of the Purchasers is entered into pursuant to Section 9.4 of the Agreement for the purpose of modifying and/or adding certain provisions of and to the Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Agreement, including Annex A thereto.

NOW, THEREFORE, in consideration of the mutual agreements contained in this Amendment No. 7, the parties hereto agree as follows:

ARTICLE 1 AMENDMENTS TO AGREEMENT

Section 1.1 Covenants of the Company. The introductory sentence appearing immediately before Section 7.1 of the Agreement is hereby amended and restated in its entirety as follows:

“So long as any shares of Preferred Stock remain issued and outstanding, the Company covenants with the Purchasers as follows:”

Section 1.2 Board of Directors. Section 7.10 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Section 7.10 Board of Directors. The Company will take no action to increase the size of the Board of Directors to more than nine (9) directors or to decrease the number of directors which the holders of the Preferred Stock are entitled to nominate, in each case, without the prior written consent of holders of at least 66 2/3% of the issued and outstanding shares of Preferred Stock.”

AMENDMENT NO. 7 TO SECURITIES PURCHASE AGREEMENT – Page 1

Section 1.3 Termination. Article IX of the Agreement is hereby amended by adding the following Section 9.15 at the end thereof:

“Section 9.15 Termination of Certain Provisions upon an Initial Public Equity Offering. With the exception of Article IX hereof, the provisions of this Agreement shall terminate and be of no further force or effect upon an Initial Public Equity Offering.”

Section 1.4 Certain Defined Terms.

(a) The definition of the terms “Qualified Public Offering” and “Qualifying Public Offering” set forth in Annex A to the Agreement is hereby deleted in its entirety.

(b) The definition of the term “Initial Public Equity Offering” set forth in Annex A to the Agreement is hereby amended and restated in its entirety to read as follows:

“‘Initial Public Equity Offering’ means a firm commitment underwritten initial sale to the public of common stock of the Company (or a parent corporation holding all of the issued and outstanding shares of the capital stock of the Company) by underwriter(s) of national standing pursuant to an effective registration statement under the Securities Act (other than on Form S-8 or any other form relating to securities issuable under any benefit plan of the Company or such parent corporation).”

Section 1.5 Effectiveness of Amendment No. 7. Subject to Section 9.4 of the Agreement, this Amendment No. 7 shall be effective as of the date first set forth above.

ARTICLE 2 MISCELLANEOUS

Section 2.1 Ratification & Conflicts. The Agreement as supplemented by this Amendment No. 7 is ratified and confirmed, and shall remain in full force and effect. In the event of any conflict between the terms of the Agreement and this Amendment No. 7, the terms and provisions of this Amendment No. 7 shall govern and control.

Section 2.2 Governing Law. THIS AMENDMENT NO. 7 SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS OR INSTRUMENTS ENTERED INTO AND PERFORMED ENTIRELY WITHIN SUCH STATE.

Section 2.3 Further Assurances. Each of the parties covenants and agrees to take all such actions and to execute all such documents as may be necessary or advisable to implement the provisions of this Amendment No. 7 fully and effectively and to make them binding on the parties hereto.

Section 2.4 Counterparts. This Amendment No. 7 may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Signature Pages Follow

AMENDMENT NO. 7 TO SECURITIES PURCHASE AGREEMENT – Page 2

IN WITNESS WHEREOF, this AMENDMENT NO. 7 TO SECURITIES PURCHASE AGREEMENT has been executed by the parties hereto as of the date first set forth above.

METROPCS, INC.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

METROPCS WIRELESS, INC.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

METROPCS, CALIFORNIA/FLORIDA, INC.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

METROPCS CHICO, INC.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

METROPCS GEORGIA, INC.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

AMENDMENT NO. 7 TO SECURITIES PURCHASE AGREEMENT – SIGNATURE PAGE

GWI PCS1, INC.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS2, INC.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS3, INC.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS4, INC.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS5, INC.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

AMENDMENT NO. 7 TO SECURITIES PURCHASE AGREEMENT – SIGNATURE PAGE

GWI PCS6, INC.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS7, INC.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS8, INC.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS9, INC.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS10, INC.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

AMENDMENT NO. 7 TO SECURITIES PURCHASE AGREEMENT – SIGNATURE PAGE

GWI PCS11, INC.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS12, INC.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS13, INC.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS14, INC.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

REAUCTION, INC.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

AMENDMENT NO. 7 TO SECURITIES PURCHASE AGREEMENT – SIGNATURE PAGE

                PURCHASERS:

ACCEL VII L.P.

By:	Accel VII Associates L.L.C.
Its General Partner

By:	/s/ Tracy Sedlock
Attorney-in-Fact

ACCEL INTERNET FUND III L.P.

By:	Accel Internet Fund III Associates L.L.C.
Its General Partner

By:	/s/ Tracy Sedlock
Attorney-in-Fact

ACCEL INVESTORS ’99 L.P.

By:	/s/ Tracy Sedlock
Attorney-in-Fact

ACP FAMILY PARTNERSHIP L.P.

By:	/s/ Arthur C. Patterson
General Partner

Elimore C. Patterson Partners

By:	/s/ Arthur C. Patterson
Arthur C. Patterson
General Partner

AUCHINCLOSS, WADSWORTH & CO. LP

By:	/s/ Eliot Wadsworth II
Eliot Wadsworth II
Managing Partner

AMENDMENT NO. 7 TO SECURITIES PURCHASE AGREEMENT – SIGNATURE PAGE

JPMORGAN CHASE BANK, AS TRUSTEE OF THE BP MASTER TRUST FOR EMPLOYEE PENSION PLAN

By:	/s/ Peter Owen
Peter Owen
Vice President

BANC OF AMERICA CAPITAL INVESTORS SBIC, LP

By:	/s/ George E. Morgan, III
George E. Morgan, III
Managing Director

ROBERT G. BARRETT

By:	/s/ R. G. Barrett

RALPH BARUCH REVOCABLE TRUST

By:	/s/ Ralph M. Baruch
Ralph M. Baruch

BERKELEY INVESTMENTS, LTD

By:	/s/ Kishore Mirchandani
Kishore Mirchandani
Authorised Signatory

CLARITY PARTNERS, L.P.

By:	/s/ Barry Porter
Barry Porter
Managing General Partner

AMENDMENT NO. 7 TO SECURITIES PURCHASE AGREEMENT – SIGNATURE PAGE

COLUMBIA CAPITAL EQUITY PARTNERS III (QP), L.P.

By:	Columbia Capital Equity Partners III, L.P.

By:	/s/ Donald A. Doering
Donald A. Doering
CFO

COLUMBIA CAPITAL EQUITY PARTNERS III (CAYMAN), L.P.

By:	Columbia Capital Equity Partners (Cayman)
III, Ltd.

By:	/s/ Donald A. Doering
Donald A. Doering
CFO

COLUMBIA CAPITAL EQUITY PARTNERS III (AI), L.P.

By:	Columbia Capital Equity Partners III, L.P.

By:	/s/ Donald A. Doering
Donald A. Doering
CFO

COLUMBIA CAPITAL INVESTORS III, LLC

By:	Columbia Capital III, LLC

By:	/s/ Donald A. Doering
Donald A. Doering
CFO

COLUMBIA CAPITAL EMPLOYEE INVESTORS III, LLC

By:	Columbia Capital Equity Partners III, LP

By:	/s/ Donald A. Doering
Donald A. Doering
CFO

AMENDMENT NO. 7 TO SECURITIES PURCHASE AGREEMENT – SIGNATURE PAGE

HELEN MARTIN SPALDING 1997 IRREVOCABLE TRUST

By:	/s/ Peter M. Folger
Peter M. Folger
Trustee

LECKWITH PROPERTY LTD.

By:	INVESCO Private Capital Inc.
as investment manager and attorney-in-fact

By:	/s/ Parag Saxena

EVERMORE CORPORATION

By:	INVESCO Private Capital, Inc., as investment
manager and attorney in-fact

By:	/s/ Parag Saxena

TRENDLY INVESTMENTS

By:	INVESCO Private Capital Inc.
as investment manager and attorney-in-fact

By:	/s/ Parag Saxena

KME Venture III, L.P.

By:	INVESCO Private Capital Inc.
as investment manager and attorney-in-fact

By:	/s/ Parag Saxena

AMENDMENT NO. 7 TO SECURITIES PURCHASE AGREEMENT – SIGNATURE PAGE

WONG, SHIM YEE SHIRLEY

By:	INVESCO Private Capital, Inc.,
as investment manager and attorney-in-fact

By:	/s/ Parag Saxena

MICHAEL WALL

By:	INVESCO Private Capital, Inc.,
as investment manager and attorney-in-fact

By:	/s/ Parag Saxena

CHEER IDYLL PROPERTY LTD.

By:	INVESCO Private Capital, Inc.,
as investment manager and attorney-in-fact

By:	/s/ Parag Saxena

DRAKE & CO.

By:	/s/ John Cushman
John Cushman
VP Operations

JP MORGAN CHASE AS TRUSTEE
FOR FIRST PLAZA GROUP TRUST

By:	/s/ Mark Pinsky
Mark Pinsky
Assistant Vice President

AMENDMENT NO. 7 TO SECURITIES PURCHASE AGREEMENT – SIGNATURE PAGE

BARRY B. LEWIS

By:	/s/ Barry B. Lewis

JOHN S. LEWIS

By:	/s/ John S. Lewis

CHESTNUT STREET PARTNERS, INC.

By:	/s/ James F. Wade
James F. Wade

M/C VENTURE INVESTORS, L.L.C.

By:	/s/ James F. Wade
James F. Wade

M/C VENTURE PARTNERS IV, L.P.

By:	/s/ James F. Wade
James F. Wade

M/C VENTURE PARTNERS V, L.P.

By:	/s/ James F. Wade
James F. Wade

JOSEPH T. MCCULLEN, JR.

By:	/s/ Joseph T. McCullen
Joseph T. McCullen

AMENDMENT NO. 7 TO SECURITIES PURCHASE AGREEMENT – SIGNATURE PAGE

METRO PCS INVESTORS, LLC

By:	/s/ Gregg W. Ritchie
Gregg W. Ritchie
Chief Financial Officer

DONALD R. MULLEN, JR.

By:	/s/ Donald R. Mullen, Jr.

ONE LIBERTY FUND III LP

By its GP, One Liberty Partners III, LP

By:	/s/ Edwin M. Kania, Jr.
Edwin M. Kania, Jr.
General Partner

PARAGON VENTURE PARTNERS II, L.P.
Paragon Venture Management Company II, L.P.

By:	/s/ John S. Lewis
John S. Lewis.
General Partner

PRIMUS CAPITAL FUND V LIMITED PARTNERSHIP

By:	Primus Venture Partners V, L.L.C., its General
Partner

By:	/s/ William C. Mulligan
William C. Mulligan
Executive Vice President

AMENDMENT NO. 7 TO SECURITIES PURCHASE AGREEMENT – SIGNATURE PAGE

PRIMUS EXECUTIVE FUND V LIMITED PARTNERSHIP

By:	Primus Venture Partners V, L.L.C., its General
Partner

By:	/s/ William C. Mulligan
William C. Mulligan
Executive Vice President

PRIMUS CAPITAL FUND III LIMITED PARTNERSHIP

By:	Primus Venture Partners III Limited
Partnership, its General Partner
By:	Primus Venture Partners, Inc., its General
Partner

By:	/s/ William C. Mulligan
William C. Mulligan
Executive Vice President

SF PARTNERSHIP

By:	/s/ James Shapiro
James Shapiro
Partner

SANI HOLDINGS LTD.

By:	/s/ Ishwar Sani
Ishwar Sani
President/Director

STEVEN SCARI

By:	/s/ Steven Scari

AMENDMENT NO. 7 TO SECURITIES PURCHASE AGREEMENT – SIGNATURE PAGE

DAVID SCHOENTHAL

By:	/s/ David Schoethal
David Schoenthal

JOHN SCULLEY AND LEE ADAMS SCULLEY

By:	/s/ John Sculley
John Sculley

SONOMAWEST HOLDINGS, INC.

By:	/s/ Roger S. Mertz
Roger S. Mertz
Chairman of the Board

WINSTON/THAYER PARTNERS L.P.

By:	/s/ Michael D. Bluestein
Michael D. Bluestein
Principal

TECHNOLOGY VENTURE ASSOCIATES III

By:	/s/ Craig R. Stapleton
Craig R. Stapleton
General Partner

AMENDMENT NO. 7 TO SECURITIES PURCHASE AGREEMENT – SIGNATURE PAGE

WACHOVIA CAPITAL PARTNERS 2001, LLC

By:	/s/ L. Watts Hamrick III
L. Watts Hamrick III
Partner

WACHOVIA CAPITAL PARTNERS 2001, LLC

By:	/s/ Walker Simmons
Walker Simmons
Partner

AMENDMENT NO. 7 TO SECURITIES PURCHASE AGREEMENT – SIGNATURE PAGE